UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4764

DREYFUS PREMIER MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
	(Address of principal executive offices)	(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000

Date of fiscal year end:	04/30

Date of reporting period:	04/30/04

SSL-DOCS2 70128344v10

FORM N-CSR

Item 1.	Reports to Stockholders.
Dreyfus Premier
Municipal Bond Fund

ANNUAL REPORT April 30, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
22	Notes to Financial Statements
28	Report of Independent Registered Public Accounting Firm
29	Important Tax Information
30	Board Members Information
32	Officers of the Fund
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus Premier
Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Municipal Bond Fund covers the 12-month period from May 1, 2003, through April 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, James Welch.

Positive economic data continued to accumulate during the reporting period, as consumers, flush with extra cash from federal tax refunds and mortgage refinancings, continued to spend. At the same time, recent evidence of stronger job growth supports the view that corporations have become more willing to spend and invest. As a result, fixed-income investors have apparently grown concerned that long-dormant inflationary pressures could resurface.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the bond market. As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 17, 2004

DISCUSSION OF FUND PERFORMANCE

James Welch, Portfolio Manager

How did Dreyfus Premier Municipal Bond Fund perform relative to its benchmark?

For the 12-month period ended April 30, 2004, the fund achieved total returns of 2.80% for Class A shares, 2.20% for Class B shares and 2.06% for Class C shares.1 The Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 2.68% for the same period.2 In addition, the fund is reported in the Lipper General Municipal Debt Funds category. Over the reporting period, the average total return for all funds reported in the category was 2.23%.3

After rallying during the opening months of the reporting period, the municipal bond market became more volatile as investors reacted to potential inflationary pressures in a recovering economy. The fund’s returns were roughly in line with its benchmark and Lipper category average, primarily because of its relatively short average duration during times of heightened market volatility.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax. The fund invests at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The fund may invest up to 30% of its assets in municipal bonds rated below investment grade or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment

The Fund

DISCUSSION OF FUND PERFORMANCE (continued)

and a municipal bond’s potential volatility in different rate environ-ments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value. The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environments.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

When the reporting period began, tax-exempt bonds had rallied in anticipation of lower interest rates from the Federal Reserve Board (the “Fed”). Indeed, in late June 2003, the Fed reduced the federal funds rate to 1%, a 45-year low. Shortly thereafter, however, the economy began to recover more robustly, raising concerns that the Fed’s next move might be toward higher rates. Consequently, in the summer of 2003, municipal bonds suffered one of the most severe six-week declines in their history.

Although the bond market recovered gradually during the fall of 2003 and winter of 2003-04, it continued to be affected by heightened day-to-day volatility.Volatility became particularly severe in late March and April of 2004, when a stronger job market and rising energy prices suggested that long-dormant inflationary pressures might resurface.

Despite the negative market implications of the economic recovery, stronger growth has favorably influenced the fiscal conditions of many states and municipalities. Better business conditions across a relatively broad range of industries helped boost corporate and personal income tax receipts. Nonetheless, a generally robust supply of municipal securities kept upward pressure on municipal bond yields, and at times during the reporting period, tax-exempt yields equaled those of comparable taxable securities.

In seeking to manage heightened market volatility, we gradually reduced the fund’s average duration toward a range that we believe was modestly shorter than its benchmark. When making new purchases, we focused primarily on insured general obligations4 and highly-rated bonds backed by revenues from essential services facilities, such as toll roads.We generally preferred bonds in the 10- to 15-year range, where we expected securities to benefit from steep yield differences within the range. Typically, we emphasized bonds with high coupons selling at premiums to their face values. Historically, such bonds have held more of their value during market declines.

What is the fund’s current strategy?

We have continued to position the fund conservatively by attempting to maintain a short average duration, relative to its benchmark, and emphasizing higher-quality, premium-priced securities. Although we do not expect the Fed to raise interest rates imminently, we believe this approach is appropriate in a market environment characterized by a strengthening economy and the likelihood that interest rates eventually will rise.

May 17, 2004

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Index returns do not reflect fees and expenses associated with operating a mutual fund.

3	SOURCE: LIPPER INC. — Category average returns reflect the fees and expenses of the funds composing the average.
4	Insurance on individual bonds extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund’s shares.

The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Municipal Bond Fund Class A shares and Class B shares and the Lehman Brothers Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares and Class B shares of Dreyfus Premier
Municipal Bond Fund on 4/30/94 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index
(the “Index”) on that date.	All dividends and capital gain distributions are reinvested. Performance for Class C shares will vary from the performance of both Class A and Class B shares shown above due to differences in charges and expenses.
The fund invests primarily in municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses for Class A shares and Class
B shares.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.The Index does not take into account charges, fees and other expenses which can contribute to the Index potentially outperforming or underperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/04

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(1.79)%	2.11%	4.55%
without sales charge		2.80%	3.06%	5.03%
Class B shares
with applicable redemption charge †		(1.73)%	2.22%	4.70%
without redemption		2.20%	2.54%	4.70%
Class C shares
with applicable redemption charge	7/13/95	1.08%	2.30%	—	3.69%
without redemption	7/13/95	2.06%	2.30%	—	3.69%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund

STATEMENT OF INVESTMENTS
April 30, 2004

	Principal
Long-Term Municipal Investments—98.5%	Amount ($)		Value ($)

Alabama—1.0%
University of Alabama, HR
5.75%, 9/1/2020 (Insured; MBIA)	3,000,000		3,248,910
California—10.0%
California:
5.625%, 5/1/2018	5,550,000		5,913,802
5.625%, 5/1/2020	5,715,000		6,015,494
California Department of Water Resources,
Power Supply Revenue
6%, 5/1/2015	6,000,000		6,637,020
California Public Works Board, LR
(Dept. of Corrections—Corcoran II)
5.50%, 1/1/2017 (Insured; AMBAC)	5,000,000		5,342,950
Foothill/Eastern Transportation Corridor Agency,
Toll Road Revenue
6%, 1/1/2034 (Prerefunded 1/1/2007)	5,000,000	[a]	5,500,050
Port Oakland, Revenue
5.50%, 11/1/2020 (Insured; FGIC)	3,800,000		3,981,222
Colorado—12.7%
Arapahoe County Capital Improvement Trust Fund,
Highway Revenue (E-470 Project):
Zero Coupon, 8/31/2005	2,530,000		2,478,666
Zero Coupon, 8/31/2007 (Prerefunded 8/31/2005)	4,000,000	[a]	3,497,200
7%, 8/31/2026 (Prerefunded 8/31/2005)	11,000,000	[a]	12,123,870
Denver City and County, Airport Revenue:
5%, 11/15/2008	3,515,000		3,774,266
6%, 11/15/2017 (Insured; AMBAC)	5,000,000		5,488,450
7.50%, 11/15/2023 (Insured; MBIA)	9,715,000		10,184,137
Northwest Parkway Public Highway Authority, Revenue:
Zero Coupon, 6/15/2027 (Insured; AMBAC)	6,125,000		1,553,239
7.125%, 6/15/2041	3,250,000		3,356,243
Connecticut—8.6%
Connecticut:
10.211%, 6/15/2011	4,000,000	[b,c]	5,075,760
9.711%, 12/15/2015	3,700,000	[b,c]	4,646,386
5%, 4/1/2024 (Insured; FGIC)	2,785,000		2,838,360

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Connecticut (continued)
Connecticut Development Authority, PCR
(Connecticut Light & Power)
5.85%, 9/1/2028	1,250,000		1,321,413
Connecticut (New Money)
5.375%, 11/15/2015 (Prerefunded 11/15/2012)	5,945,000	[a]	6,636,641
Mashantucket Western Pequot Tribe, Special Revenue
5.75%, 9/1/2027	8,000,000	[c]	8,148,080
Delaware—2.6%
Delaware Housing Authority, MFMR 7%, 5/1/2025	3,725,000		3,403,458
Delaware Transportation Authority,
Transportation System Revenue
5%, 7/1/2019 (Insured; AMBAC)	5,000,000		5,196,750
Florida—.8%
Highlands County Health Facilities Authority, Revenue
(Adventist/Sunbelt) 6%, 11/15/2031	2,500,000		2,625,375
Georgia—3.4%
Georgia 5.25%, 7/1/2017	5,000,000		5,359,300
Georgia Road and Thruway Authority, Revenue
5.25%, 10/1/2012	5,500,000		6,095,760
Illinois—2.5%
Carol Stream, First Mortgage Revenue
(Windsor Park Manor Project) 6.50%, 12/1/2007	1,445,000		1,507,092
Illinois Development Finance Authority, Revenue
(Community Rehabilitation Providers Facility):
8.75%, 3/1/2010	107,000		107,710
8.25%, 8/1/2012	1,465,000		1,423,834
Metropolitan Pier and Exposition Authority,
Dedicated State Tax Revenue
(McCormick Place Expansion)
5.50%, 6/15/2023 (Insured; MBIA)	5,000,000		5,333,900
Kansas—1.6%
Wichita, HR (Via Christi Health System, Inc.):
6.25%, 11/15/2019	2,000,000		2,172,480
6.25%, 11/15/2020	3,000,000		3,248,880

The Fund

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

Maryland—.7%
Maryland Energy Financing Administration, SWDR
(Wheelabrator Water Projects) 6.45%, 12/1/2016	2,100,000		2,201,766
Massachusetts—6.3%
Massachusetts Bay Transportation Authority,
Sales Tax Revenue 3.125%, 7/1/2013	3,285,000		2,993,751
Massachusetts Health and Educational Facilities Authority,
Revenue (Harvard University)
5.75%, 1/15/2012	4,075,000		4,642,566
Massachusetts Industrial Finance Agency:
Health Care Facility Revenue (Metro Health
Foundation, Inc. Project) 6.75%, 12/1/2027	8,000,000		7,414,800
Water Treatment Revenue (American Hingham)
6.95%, 12/1/2035	2,640,000		2,794,123
Route 3 North Transportation Improvement Association, LR
5.75%, 6/15/2017 (Insured; MBIA)	3,000,000		3,327,930
Michigan—1.1%
Michigan Hospital Finance Authority, Revenue
9.412%, 11/15/2007	3,225,000	[b,c]	3,788,053
Missouri—.4%
Saint Louis Industrial Development Authority
(Saint Louis Convention) 7.25%, 12/15/2035	1,425,000		1,322,329
New Jersey—7.5%
New Jersey Economic Development Authority, Revenue:
9.201%, Series A, 6/1/2015	2,495,000	[b,c]	2,852,908
9.201%, Series B, 6/15/2016	2,495,000	[b,c]	2,833,472
(School Facilities—Construction 2001):
5.25%, 6/15/2015 (Insured; AMBAC)	10,000		10,717
5.25%, 6/15/2016 (Insured; AMBAC)	10,000		10,678
New Jersey Educational Facilities Authority, Revenue
(Higher Education Capital Improvement Fund)
5%, 9/1/2016 (Insured; FSA)	3,640,000		3,874,088
New Jersey Turnpike Authority, Turnpike Revenue:
10.672%, 1/1/2011	6,350,000	[b,c]	8,202,994
5.625%, 1/1/2015 (Insured; MBIA)	945,000		1,038,735
5.50%, 1/1/2030 (Insured; MBIA)	6,000,000		6,241,800

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New Mexico—.4%
Farmington, PCR
(Public Service Co.-San Juan Project)
6.375%, 4/1/2022	1,430,000		1,496,138
New York—6.6%
New York City Municipal Water Finance Authority,
Water & Sewer Systems Revenue:
6%, 6/15/2033 (Prerefunded 6/15/2010)	3,085,000	[a]	3,576,811
6%, 6/15/2033	1,915,000		2,187,715
New York State Dormitory Authority, Revenues:
(City University Systems) 5.50%, 7/1/2018	5,175,000		5,523,071
(New York University):
6%, 7/1/2017 (Insured; MBIA)	3,500,000		4,102,945
5.75%, 7/1/2027 (Insured; MBIA)	6,000,000		6,771,420
North Carolina—1.2%
North Carolina Eastern Municipal Power Agency,
Power System Revenue
7%, 1/1/2013	3,500,000		4,071,830
Ohio—1.7%
Cuyahoga County, Revenue
(Cleveland Clinic Health Systems)
6%, 1/1/2032	1,000,000		1,055,810
Ohio Water Development Authority,
Pollution Control Facilities Revenue
(Cleveland Electric) 6.10%, 8/1/2020	4,300,000		4,498,187
Oklahoma—2.2%
Holdenville Industrial Authority,
Correctional Facility Revenue:
6.60%, 7/1/2010 (Prerefunded 7/1/2006)	2,045,000	[a]	2,288,212
6.70%, 7/1/2015 (Prerefunded 7/1/2006)	4,625,000	[a]	5,184,856
Pennsylvania—1.0%
Montgomery County Higher Education and Health
Authority, First Mortgage Revenue
(AHF/Montgomery, Inc. Project)
10.50%, 9/1/2020	3,205,000		3,226,602

The Fund

STATEMENT OF INVESTMENTS (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

Rhode Island—.9%
Providence, Special Tax Increment Obligation
6.65%, 6/1/2016	3,000,000	2,909,130
South Carolina—4.3%
Greenville County School District,
Installment Purchase Revenue
(Building Equity Sooner Tomorrow):
5.875%, 12/1/2016	6,000,000	6,607,080
5.50%, 12/1/2028	5,000,000	5,114,950
South Carolina Jobs—Economic Development Authority
Economic Development Revenue
(Bon Secours Health System Incorporated)
5.625%, 11/15/2030	2,750,000	2,712,628
Tennessee—3.1%
Memphis Center Revenue Finance Corporation,
Sports Facility Revenue
(Memphis Redbirds) 6.50%, 9/1/2028	8,000,000	8,054,160
Shelby County Health Educational and Housing Facilities,
Multi-Family Housing Board Revenue (Cameron)
7.25%, 7/1/2023	2,825,000	2,436,337
Texas—4.7%
Alliance Airport Authority, Special Facilities Revenue
(Federal Express Corp. Project) 6.375%, 4/1/2021	5,040,000	5,306,162
Dallas-Fort Worth International Airport Revenue
5.50%, 11/1/2021 (Insured; FSA)	3,000,000	3,148,230
Dallas Independent School District School Building
5%, 2/15/2028	3,000,000	3,007,140
Gulf Coast Waste Disposal Authority, Revenue
(Waste Disposal-Valero Energy Corp.)
5.60%, 4/1/2032	1,250,000	1,225,725
Sabine River Authority, PCR
(TXU Energy Company LLC Project)
6.15%, 8/1/2022	2,995,000	3,117,106
Utah—1.8%
Carbon County, SWDR
(Sunnyside Cogeneration-A) 7.10%, 8/15/2023	6,370,000	5,841,545

		Principal
Long-Term Municipal Investments (continued)		Amount ($)		Value ($)

Virginia—.6%
West Point Industrial Development Authority, SWDR
(Chesapeake Corp.)
6.375%, 3/1/2019		2,000,000		1,832,100
West Virginia—2.0%
Upshur County, SWDR (TJ International Project)
7%, 7/15/2025		3,500,000		3,716,615
West Virginia Hospital Finance Authority, HR
(Charleston Area Medical Center)
6%, 9/1/2012 (Prerefunded 9/1/2010)		2,440,000	[a]	2,801,608
Wisconsin—3.0%
Badger Tobacco Asset Securitization Corporation
Tobacco Settlement Revenue
7%, 6/1/2028		8,000,000		7,839,920
Wisconsin Health and Educational Facilities
Authority, Revenue (Aurora Health Care)
6.40%, 4/15/2033		2,000,000		2,100,960
U.S. Related—5.8%
Commonwealth of Puerto Rico:
5.65%, 7/1/2015 (Insured; MBIA)		4,000,000		4,537,480
Public Improvement
5.25%, 7/1/2013 (Insured; MBIA)		6,000,000		6,648,360
Puerto Rico Public Finance Corporation 6%, 8/1/2026		7,000,000		8,135,050

Total Investments (cost $	316,484,941)	98.5%		328,863,291
Cash and Receivables (Net)		1.5%		4,951,844
Net Assets		100.0%		333,815,135

The Fund

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

AMBAC	American Municipal Bond	MBIA	Municipal Bond Investors
	Assurance Corporation		Assurance Insurance
FGIC	Financial Guaranty Insurance		Corporation
	Company	MFMR	Multi-Family Mortgage Revenue
FSA	Financial Security Assurance	PCR	Pollution Control Revenue
HR	Hospital Revenue	SWDR	Solid Waste Disposal Revenue
LR	Lease Revenue
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

AAA		AAA		AAA	49.2
AA		Aa		AA	14.9
A		A		A	9.6
BBB		Baa		BBB	14.2
BB		Ba		BB	3.0
Not Rated[d]		Not Rated[d]		Not Rated[d]	9.1
					100.0

a Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b	Inverse floater security—the interest rate is subject to change periodically.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At April 30, 2004, these securities amounted to $35,547,652 or 10.6% of net assets.

d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2004

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		316,484,941	328,863,291
Cash			212,308
Interest receivable			6,292,499
Receivable for investment securities sold			2,508,888
Receivable for shares of Beneficial Interest subscribed			21,872
Prepaid expenses			30,492
			337,929,350

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)			243,071
Payable for investment securities purchased			2,834,338
Payable for shares of Beneficial Interest redeemed			932,897
Accrued expenses			103,909
			4,114,215

Net Assets ( $)			333,815,135

Composition of Net Assets ($):
Paid-in capital			362,126,707
Accumulated undistributed investment income—net			66,772
Accumulated net realized gain (loss) on investments			(40,756,694)
Accumulated net unrealized appreciation
(depreciation) on investments			12,378,350

Net Assets ( $)			333,815,135

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	293,082,629	29,471,380	11,261,126
Shares outstanding	22,876,048	2,299,622	877,630

Net Asset Value Per Share ($)	12.81	12.82	12.83

See notes to financial statements.

The Fund

STATEMENT OF OPERATIONS
Year Ended April 30, 2004

Investment Income ($):
Interest Income	19,882,822
Expenses:
Management fee—Note 3(a)	1,989,618
Shareholder servicing costs—Note 3(c)	1,173,705
Distribution fees—Note 3(b)	269,981
Registration fees	53,489
Custodian fees	42,736
Prospectus and shareholders’ reports	25,356
Professional fees	17,714
Trustees’ fees and expenses—Note 3(d)	11,729
Loan commitment fees—Note 2	3,610
Miscellaneous	33,879
Total Expenses	3,621,817
Investment Income—Net	16,261,005

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,453,858)
Net realized gain (loss) on financial futures	(35,806)
Net Realized Gain (Loss)	(4,489,664)
Net unrealized appreciation (depreciation) on investments	(1,575,929)
Net Realized and Unrealized Gain (Loss) on Investments	(6,065,593)
Net Increase in Net Assets Resulting from Operations	10,195,412

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended April 30,

	2004	2003

Operations ($):
Investment income—net	16,261,005	19,489,807
Net realized gain (loss) on investments	(4,489,664)	(4,766,923)
Net unrealized appreciation
(depreciation) on investments	(1,575,929)	7,223,540
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,195,412	21,946,424

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(14,256,130)	(16,961,279)
Class B shares	(1,447,639)	(1,917,537)
Class C shares	(460,325)	(551,014)
Total Dividends	(16,164,094)	(19,429,830)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	35,607,537	201,005,593
Class B shares	3,753,629	12,247,298
Class C shares	2,247,684	7,720,435
Dividends reinvested:
Class A shares	8,431,974	9,199,796
Class B shares	778,442	995,838
Class C shares	269,128	320,614
Cost of shares redeemed:
Class A shares	(67,691,212)	(252,318,674)
Class B shares	(17,546,005)	(13,510,443)
Class C shares	(4,354,852)	(4,226,633)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(38,503,675)	(38,566,176)
Total Increase (Decrease) in Net Assets	(44,472,357)	(36,049,582)

Net Assets ($):
Beginning of Period	378,287,492	414,337,074
End of Period	333,815,135	378,287,492
Undistributed investment income—net	66,772	—

See notes to financial statements.

The Fund

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended April 30,

	2004	2003

Capital Share Transactions:
Class Aa
Shares sold	2,738,676	15,370,781
Shares issued for dividends reinvested	646,297	703,863
Shares redeemed	(5,188,582)	(19,248,196)
Net Increase (Decrease) in Shares Outstanding	(1,803,609)	(3,173,552)

Class Ba
Shares sold	288,217	937,925
Shares issued for dividends reinvested	59,645	76,169
Shares redeemed	(1,345,398)	(1,034,265)
Net Increase (Decrease) in Shares Outstanding	(997,536)	(20,171)

Class C
Shares sold	171,637	587,173
Shares issued for dividends reinvested	20,596	24,498
Shares redeemed	(334,897)	(325,120)
Net Increase (Decrease) in Shares Outstanding	(142,664)	286,551

a During the period ended April 30, 2004, 413,589 Class B shares representing $5,398,765 were automatically converted to 413,719 Class A shares and during the period ended April 30, 2003, 337,136 Class B shares representing $4,405,116 were automatically converted to 337,150 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended April 30,

Class A Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	13.04	12.99	13.14	12.75	14.33
Investment Operations:
Investment income-net	.60[b]	.65[b]	.68[b]	.66	.70
Net realized and unrealized gain
(loss) on investments	(.24)	.04	(.15)	.39	(1.42)
Total from Investment Operations	.36	.69	.53	1.05	(.72)
Distributions:
Dividends from investment income—net	(.59)	(.64)	(.68)	(.66)	(.70)
Dividends from net realized
gain on investments	—	—	—	—	(.16)
Total Distributions	(.59)	(.64)	(.68)	(.66)	(.86)
Net asset value, end of period	12.81	13.04	12.99	13.14	12.75

Total Return (%)[c]	2.80	5.45	4.13	8.42	(5.01)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.93	.94	.92	.98	.93
Ratio of net investment income
to average net assets	4.57	4.95	5.20	5.09	5.28
Portfolio Turnover Rate	91.43	92.94	49.90	58.03	70.39

Net Assets, end of period ($ x 1,000)	293,083	321,936	361,701	349,345	361,567

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.19% to 5.20%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund

FINANCIAL HIGHLIGHTS (continued)

		Year Ended April 30,

Class B Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	13.05	12.99	13.14	12.76	14.33
Investment Operations:
Investment income-net	.53[b]	.58[b]	.61[b]	.60	.63
Net realized and unrealized gain
(loss) on investments	(.23)	.06	(.15)	.38	(1.41)
Total from Investment Operations	.30	.64	.46	.98	(.78)
Distributions:
Dividends from investment income—net	(.53)	(.58)	(.61)	(.60)	(.63)
Dividends from net realized
gain on investments	—	—	—	—	(.16)
Total Distributions	(.53)	(.58)	(.61)	(.60)	(.79)
Net asset value, end of period	12.82	13.05	12.99	13.14	12.76

Total Return (%)[c]	2.20	5.00	3.60	7.93	(5.51)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.44	1.44	1.43	1.49	1.45
Ratio of net investment income
to average net assets	4.06	4.44	4.69	4.63	4.71
Portfolio Turnover Rate	91.43	92.94	49.90	58.03	70.39

Net Assets, end of period ($ x 1,000)	29,471	43,022	43,092	47,026	52,979

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.68% to 4.69%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

		Year Ended April 30,

Class C Shares	2004	2003	2002[a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	13.06	13.01	13.16	12.77	14.35
Investment Operations:
Investment income-net	.50[b]	.55[b]	.57[b]	.57	.60
Net realized and unrealized gain
(loss) on investments	(.23)	.05	(.14)	.39	(1.42)
Total from Investment Operations	.27	.60	.43	.96	(.82)
Distributions:
Dividends from investment income—net	(.50)	(.55)	(.58)	(.57)	(.60)
Dividends from net realized
gain on investments	—	—	—	—	(.16)
Total Distributions	(.50)	(.55)	(.58)	(.57)	(.76)
Net asset value, end of period	12.83	13.06	13.01	13.16	12.77

Total Return (%)[c]	2.06	4.67	3.35	7.63	(5.71)

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	1.66	1.67	1.66	1.72	1.68
Ratio of net investment income
to average net assets	3.84	4.18	4.45	4.36	4.52
Portfolio Turnover Rate	91.43	92.94	49.90	58.03	70.39

Net Assets, end of period ($ x 1,000)	11,261	13,330	9,544	4,035	4,424

a As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.42% to 4.45%. Per share data and ratios/supplemental data for periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.

See notes to financial statements.

The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S.Treasury securities) are valued each business day by an independent pricing service (“Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premium and discount on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $15,062 during the period ended April 30, 2004 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally

The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At April 30, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $66,773, accumulated capital losses $39,071,105 and unrealized appreciation $12,291,364. In addition, the fund had $1,594,141 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital losses are available to be applied against future net securities profits, if any, realized subsequent to April 30, 2004. If not applied, $11,182,708 of the carryover expires in fiscal 2008, $9,553,959 expires in fiscal 2009, $4,754,947 expires in fiscal 2010, $5,790,239 expires in fiscal 2011 and $7,789,252 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2004 and April 30, 2003, were as follows: tax exempt income $16,164,094 and $19,429,830, respectively.

During the period ended April 30, 2004, as a result of permanent book to tax differences primarily due to amortization adjustments, the fund decreased accumulated undistributed investment income-net by $30,139, increased accumulated net realized gain (loss) on investments by $27,879 and increased paid-in capital by $2,260. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended April 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consists of: management fees $153,702, Rule 12b-1 distribution plan fees $19,504 and shareholders services plan fees $69,865.

During the period ended April 30, 2004, the Distributor retained $21,798 from commissions earned on sales of the fund’s Class A shares, and $200,833 and $5,570 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended April 30, 2004, Class B and Class C shares were charged $179,376 and $90,605, respectively, pursuant to the Plan.

The Fund

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of their shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2004, Class A, Class B and Class C shares were charged $784,482, $89,688 and $30,202, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2004, the fund was charged $170,709 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2004, amounted to $325,440,563 and $362,234,065 respectively.

At April 30, 2004, the cost of investments for federal income tax purposes was $316,571,927; accordingly, accumulated net unrealized appreciation on investments was $12,291,364, consisting of $16,029,844 gross unrealized appreciation and $3,738,480 gross unrealized depreciation.

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

On April 6, 2004, the fund’s Board of Trustees approved an Agreement and Plan of Reorganization, subject to the approval of shareholders of General Municipal Bond Fund, Inc. on or about September 8, 2004, providing for the fund to acquire the net assets of General Municipal Bond Fund, Inc. in exchange for shares of Beneficial Interest of the fund.

The Fund

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Premier Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Municipal Bond Fund, including the statement of investments, as of April 30, 2004 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2004 by correspondence with the custodian and others.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Municipal Bond Fund at April 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 8, 2004

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended April 30, 2004 as “exempt-interest dividends” (not generally subject to regular federal income tax).

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2004 calendar year on Form 1099-DIV which will be mailed by January 31, 2005.

The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————

Clifford L. Alexander, Jr. (70)
Board Member (1986)

Principal Occupation During Past 5 Years:

  President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
  Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation (October 1999-September 2000)

Other Board Memberships and Affiliations:

  Wyeth (formerly, American Home Products Corporation), a global leader in pharmaceuticals, consumer healthcare products and animal health products, Director
  Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 65

———————

Peggy C. Davis (61)
Board Member (1990)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 26

Ernest Kafka (71)
Board Member (1986)

Principal Occupation During Past 5 Years:

  Physician engaged in private practice specializing in the psychoanalysis of adults and adolescents (1962-present)
  Instructor,The New York Psychoanalytic Institute (1981-present)
  Associate Clinical Professor of Psychiatry at Cornell Medical School (1987-2002)

No. of Portfolios for which Board Member Serves: 26

———————

Nathan Leventhal (61)
Board Member (1987)

Principal Occupation During Past 5 Years:

  Chairman of the Avery-Fisher Artist Program (November 1997-present)
  President of Lincoln Center for the Performing Arts, Inc. (March 1984-December 2000)

Other Board Memberships and Affiliations:

• Movado Group, Inc., Director

No. of Portfolios for which Board Member Serves: 26

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Saul B. Klaman, Emeritus Board Member

The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of the Manager, and an officer of 97 investment companies (comprised of 190 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JANETTE E. FARRAGHER, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 15 investment companies (comprised of 26 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since February 1984.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 95 investment companies (comprised of 199 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

GREGORY S. GRUBER, Assistant Treasurer since March 2000.

Senior Accounting Manager – Municipal Bond Funds of the Manager, and an officer of 30 investment companies (comprised of 59 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 1981.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 98 investment companies (comprised of 206 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998.

The Fund

For More Information

Dreyfus Premier
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York

One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call your financial
representative or
1-800-554-4611
By mail Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

© 2004 Dreyfus Service Corporation

0022AR0404

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,300 in 2003 and $32,865 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $-0- in 2003 and $-0- in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $30,000 in 2003 and $273,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $1,857 in 2003 and $3,170 in 2004. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

SSL-DOCS2 70128344v10

financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $-0- in 2003 and $383 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service

Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2003 and $-0- in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $511,587 in 2003 and $611,435 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that

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information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter

Stephen E. Canter
President

Date:	June 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	June 25, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	June 25, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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